                                                                       Exhibit I

                     AGREEMENT REGARDING THE JOINT FILING
                      OF AMENDMENT NO. 1 TO SCHEDULE 13D

The undersigned hereby agree as follows:

     (i)  Each of them is individually eligible to use the Amendment No. 1 to
Schedule 13D to which this Exhibit is attached, and the Amendment No. 1 to
Schedule 13D is filed on behalf of each of them; and

     (ii) Each of them is responsible for the timely filing of such Amendment No. 1 to Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date: April 13, 1999

                                    PIROD HOLDINGS, INC.


                                    By:  /s/ Marc Wolpow
                                         ----------------------------------
                                    Its: President


                                    BAIN CAPITAL FUND V, L.P.

                                    By: Bain Capital Partners V, L.P., its
                                    General Partner

                                    By: Bain Capital Investors V, Inc., its
                                    General Partner

                                    By:  /s/ Marc Wolpow
                                         ----------------------------------
                                    Its: Managing Director


                                    BAIN CAPITAL FUND V-B, L.P.

                                    By: Bain Capital Partners V, L.P., its
                                    General Partner

                                    By: Bain Capital Investors V, Inc., its
                                    General Partner

                                    By:  /s/ Marc Wolpow
                                         ----------------------------------
                                    Its: Managing Director

                                    BCIP TRUST ASSOCIATES, L.P.

                                    By: /s/ Marc Wolpow
                                        ----------------------------------------
                                    Its: General Partner


                                    BAIN CAPITAL V MEZZANINE FUND, L.P.

                                    By: Bain Capital V Mezzanine Partners, L.P.,
                                    its General Partner

                                    By: Bain Capital Investors V, Inc.,
                                    its General Partner

                                    By: /s/ Marc Wolpow
                                        ----------------------------------------
                                    Its: Managing Director


                                    BCM CAPITAL PARTNERS, L.P.

                                    By: Bain Capital V Mezzanine Partners, L.P.,
                                    its General Partner

                                    By: Bain Capital Investors V, Inc.,
                                    its General Partner

                                    By: /s/ Marc Wolpow
                                        ----------------------------------------
                                    Its: Managing Director


                                    BCIP ASSOCIATES

                                    By: /s/ Marc Wolpow
                                        ----------------------------------------
                                    Its: General Partner


                                    BAIN CAPITAL PARTNERS V, L.P.

                                    By: Bain Capital Investors V, Inc.,
                                    its General Partner

                                    By: /s/ Marc Wolpow
                                        ----------------------------------------
                                    Its: Managing Director

                                       BAIN CAPITAL V MEZZANINE
                                       PARTNERS, L.P.

                                       By: Bain Capital Investors V, Inc.,
                                       its General Partner

                                       By: /s/ Marc Wolpow
                                           --------------------------------
                                       Its: Managing Director


                                       BAIN CAPITAL INVESTORS V, INC.

                                       By: /s/ Marc Wolpow
                                           --------------------------------
                                       Its: Managing Director


                                        /s/ W. Mitt Romney
                                       ------------------------------------
                                            W. Mitt Romney


                                        /s/ Joshua Bekenstein
                                       ------------------------------------
                                            Joshua Bekenstein